                                                                       Exhibit 4

INCORPORATED UNDER THE LAWS                           COMMON STOCK
OF THE STATE OF DELAWARE                             $.01 PAR VALUE
       NUMBER                                            SHARES


               LOGO                   SEE REVERSE FOR CERTAIN DEFINITIONS

SOFTWARE AG SYSTEMS, INC.

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

SOFTWARE AG SYSTEMS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to all the provisions of the Second Amended and Restated Certificate of Incoporation and the Second Amended and Restated Bylaws of the Corporation and to all amendments thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and its facsimile seal to be affixed hereto.

Dated

SECRETARY                                 PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED
THE BANK OF NEW YORK
                                          TRANSFER AGENT AND REGISTRAR
                                          AUTHORIZED SIGNATURE
SOFTWARE AG SYSTEMS, INC.
CORPORATE
SEAL
1981
DELAWARE



The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation at the principal office of the Corporation or to the Transfer Agent named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common    UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT - as tenants by the entireties                (Cust)           (Minor)
JT TEN - as joint tenants with                   Under Uniform Gifts to Minors
right of survivorship and not
as tenants in common                  Act ___________________________
                                                    (State)


Additional abbreviations may also be used though not in the above list.

For Value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE.

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE:

______________________________

Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------------         X      (SIGNATURE)

                                     X      (SIGNATURE)
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKER, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.
SIGNATURE(S) GUARANTEED BY: